Exhibit 99.1

Contact:	NEWS RELEASE
Julie Prozeller – Analysts/Investors FTI Consulting 212-850-5721 alliancedata@fticonsulting.com Shelley Whiddon – Media 214-494-3811 shelley.whiddon@alliancedata.com	RainSoft Bob Wolff 224-532-1808 bob@druckergroup.com

ALLIANCE DATA SIGNS NEW MULTI-YEAR AGREEMENT WITH RAINSOFT

Alliance Data to Launch New Marketing-Driven Private Label Credit Card Program
For Leading Brand of Water and Air Purification Systems

DALLAS – Nov. 1, 2012 – Alliance Data Systems Corporation (NYSE: ADS), a leading provider of loyalty and marketing solutions derived from transaction-rich data, today announced its Retail Services business has signed a new multi-year agreement to provide a marketing-driven private label credit card program for RainSoft, an international company focused on water and air purification products ranging from small, portable systems for homes and apartments, to larger treatment systems for businesses such as hotels, hospitals and factories. All RainSoft-brand home and air purifier and water conditioning products are sold, installed and serviced exclusively by more than 150 authorized, independent dealers throughout the United States, and in 20 countries throughout Europe, Asia and the Middle East. Since 1953, RainSoft has been the industry leader in premium residential water treatment solutions. A division of Aquion, Inc., a manufacturer and marketer of premium water treatment and water quality solutions, RainSoft is headquartered in Elk Grove Village, Ill., just outside of Chicago. This agreement also reinforces Alliance Data’s strategic desire to move selectively into the growing $279 billion home improvement vertical, per the U.S. Census Bureau.

Through the RainSoft private label credit card program, Alliance Data will provide cardholders with benefits such as extended pay plans with deferred interest and attractive rates, as well as no annual fee, to help consumers finance the installation of RainSoft water and/or air purification systems, which effectively remove potentially harmful contaminants and minerals from tap water and household air. Cardholders may also use the RainSoft credit card to pay for continuing maintenance costs and products, such as new filters. In addition, Alliance Data will provide RainSoft cardholders with full account service, including online account management, award-winning customer care, and marketing communications designed to support repeat purchases and engender customer loyalty.

“RainSoft enjoys a strong heritage of providing products that help consumers protect the investment in their homes, and can actually increase the value of their homes over the long term,” said Andrew Palframan, senior vice president and general manager of RainSoft. “We’re pleased to partner with Alliance Data to help more homeowners be able to improve their water and air quality, and even the quality of their lives, through our products. With Alliance Data’s deep expertise in credit and targeted marketing, as well as their commitment to customer care, we’re excited to move forward with this new partnership.”

“RainSoft is a pioneer in the water treatment industry, and as more consumers look for ways to make smart investments in their homes in the current economic environment, the growing ‘do it for me’ home improvement category in which RainSoft operates is certain to benefit,” said Melisa Miller, president of Alliance Data Retail Services. “By offering flexible financing options and relevant communications that educate consumers about the product and its benefits, we are confident we can help RainSoft support its dealers and deliver more value to RainSoft customers.”

Know More. Sell More.® is Alliance Data’s commitment to help its clients better understand their customers to drive sales. Leveraging deep-rooted retail expertise, card usage data, advanced analytics and market research, Alliance Data Retail Services creates turnkey, multichannel credit programs designed to increase sales, brand affinity, and customer engagement and loyalty for its clients. Alliance Data Retail Services clients include many of North America’s best-known retail brands.

About RainSoft
Headquartered in Elk Grove Village, Illinois, RainSoft, a division of Aquion, Inc., is an international company with over 150 authorized and independently owned dealerships in the U.S. and 20 other countries. The company is dedicated to producing the world’s finest water treatment systems, all of them manufactured in the U.S.A. and backed with the industry’s strongest lifetime warranties. For more information, visit www.RainSoft.com or call 1-800-RAINSOFT. For more information on becoming a RainSoft dealer, visit the company’s dealer website at www.RainSoftdealer.com or call 1-866-4RAINSOFT (866-472-4676).

About Alliance Data
Alliance Data® and its combined businesses is North America’s largest and most comprehensive provider of transaction-based, data-driven marketing and loyalty solutions serving large, consumer-based industries. The Company creates and deploys customized solutions, enhancing the critical customer marketing experience; the result is measurably changing consumer behavior while driving business growth and profitability for some of today’s most recognizable brands. Alliance Data helps its clients create and increase customer loyalty through solutions that engage millions of customers each day across multiple touch points using traditional, digital, mobile and other emerging technologies. Headquartered in Dallas, Alliance Data employs nearly 9,000 associates at more than 50 locations worldwide.

Alliance Data consists of three businesses: Alliance Data Retail Services, a leading provider of marketing-driven credit solutions; Epsilon®, a leading provider of multi-channel, data-driven technologies and marketing services; and LoyaltyOne®, which owns and operates the AIR MILES® Reward Program, Canada’s premier coalition loyalty program. For more information about the company, visit our web site, www.AllianceData.com, or you can follow us on Twitter at www.Twitter.com/AllianceData.

Alliance Data’s Safe Harbor Statement/Forward Looking Statements
This release may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements may use words such as "anticipate," "believe," "estimate," "expect," "intend," "predict," "project" and similar expressions as they relate to us or our management. When we make forward-looking statements, we are basing them on our management's beliefs and assumptions, using information currently available to us. Although we believe that the expectations reflected in the forward-looking statements are reasonable, these forward-looking statements are subject to risks, uncertainties and assumptions, including those discussed in our filings with the Securities and Exchange Commission.

If one or more of these or other risks or uncertainties materialize, or if our underlying assumptions prove to be incorrect, actual results may vary materially from what we projected. Any forward-looking statements contained in this presentation reflect our current views with respect to future events and are subject to these and other risks, uncertainties and assumptions relating to our operations, results of operations, growth strategy and liquidity. We have no intention, and disclaim any obligation, to update or revise any forward-looking statements, whether as a result of new information, future results or otherwise, except as required by law.

"Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995: Statements in this presentation regarding Alliance Data Systems Corporation's business which are not historical facts are "forward-looking statements" that involve risks and uncertainties. For a discussion of such risks and uncertainties, which could cause actual results to differ from those contained in the forward-looking statements, see "Risk Factors" in the Company's Annual Report on Form 10-K for the most recently ended fiscal year. Risk factors may be updated in Item 1A in each of the Company's Quarterly Reports on Form 10-Q for each quarterly period subsequent to the Company's most recent Form 10-K.

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